Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT dated as of November 2, 2012 (the “Amendment”) is entered into among Aegion Corporation (as successor to Insituform Technologies, Inc.), a Delaware corporation (the “Borrower”), the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Guarantors, the Lenders and Bank of America, N.A., as Administrative Agent entered into that certain Credit Agreement dated as of August 31, 2011 (as amended and modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Amendments. The Credit Agreement is hereby amended as follows:

(a)           The definition of “Consolidated Fixed Charges” in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

“Consolidated Fixed Charges” means, for any period, for the Borrower and its Subsidiaries on a consolidated basis (inclusive of the acquired operations of Fyfe, *****, Hockway Ltd. and CRTS, Inc., as applicable, on a Pro Forma Basis), an amount equal to the sum of (i) Consolidated Interest Charges for such period plus (ii) Consolidated Scheduled Funded Debt Payments for such period plus (iii) the amount of cash dividends and other distributions and purchases, redemptions and acquisitions of Equity Interests made by the Borrower during such period (other than the Special Share Repurchase) plus (iv) rent and lease expense for such period, all as determined in accordance with GAAP.

(a)            The definition of “Special Share Repurchase” is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Special Share Repurchase” means the purchase, redemption or other acquisition of Equity Interests or options to acquire Equity Interests by the Borrower in an aggregate amount not to exceed $5,000,000; provided that such purchase, redemption or other acquisition shall (i) be made with cash of the Borrower and its Subsidiaries and (ii) occur on or before December 31, 2012.

Confidential Treatment Requested.   Certain confidential information in this agreement has been redacted in reliance upon the Company's confidential treatment request that is filed with the Securities and Exchange Commission pursuant to Rule 24 b-2 under the Securities Exchange Act of 1934. In this agreement, we indicate such redaction by use of the following symbol [*****]. The Confidential portion has been omitted and filed separately with the Commission.

(c)           Section 7.02(d) of the Credit Agreement is hereby amended to read as follows:

(d)     concurrently with the delivery of the financial statements referred to in Sections 7.01(a) and (b), a certificate of a Responsible Officer of the Borrower containing information regarding (i) the amount of all Dispositions, Involuntary Dispositions, Debt Issuances and Equity Issuances that occurred during the period covered by such financial statements, in each case, for which the Borrower is required to make a mandatory prepayment pursuant to Section 2.05(b) and (ii) the amount of all Acquisitions that occurred during the period covered by such financial statements;

(d)           Section 8.06 of the Credit Agreement is hereby amended to replace the “.” at the end of clause (c) with “; and” and a new clause (d) immediately following clause (c) to read as follows:

(d)     the Borrower may make the Special Share Repurchase; provided that no Default or Event of Default exists immediately prior to and after giving effect to the Special Share Repurchase.

2.           Conditions Precedent. This Amendment shall be effective upon receipt by the Administrative Agent of counterparts of this Amendment executed by the Borrower, the Guarantors, the Lenders and the Administrative Agent.

3.             Miscellaneous.

(a)         The Credit Agreement and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(b)         Each Guarantor (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)         The Borrower and the Guarantors hereby represent and warrant as follows:

(i)         Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment.

(ii)        This Amendment has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties' legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (A) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(iii)        No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Amendment.

(d)         The Loan Parties represent and warrant to the Lenders that (i) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)         This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by telecopy or other secure electronic format (.pdf) shall be effective as an original and shall constitute a representation that an executed original shall be delivered.

(f)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	AEGION CORPORATION,
a Delaware corporation

	By:	/s/ David A. Martin
	Name:	David A. Martin
	Title:	SVP and CFO

GUARANTORS:	INSITUFORM TECHNOLOGIES USA, LLC,
a Delaware limited liability company

	By:	/s/ David A. Martin
	Name:	David A. Martin
	Title:	SVP and CFO

INA ACQUISITION CORP.,
a Delaware corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

ITI INTERNATIONAL SERVICES, INC.,
a Delaware corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

MISSISSIPPI TEXTILES CORPORATION,
a Mississippi corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

AFFHOLDER, INC.,
a Missouri corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

THE BAYOU COMPANIES, LLC,
a Delaware limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

KINSEL INDUSTRIES, INC.,
a Texas corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

COMMERCIAL COATING SERVICES INTERNATIONAL, LLC,
a Texas limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

BAYOU WELDING WORKS, LLC,
a Louisiana limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

INFRASTRUCTURE GROUP HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

FIBRWRAP CONSTRUCTION SERVICES, INC.,
a Delaware corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

FIBRWRAP CONSTRUCTION SERVICES USA, INC.,
a Delaware corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

FYFE CO. LLC,
a Delaware limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

SPECIALIZED FABRICS LLC,
a Washington limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

UNITED PIPELINE SYSTEMS INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

UNITED PIPELINE MIDDLE EAST, INC.,
a Delaware corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

ENERGY & MINING HOLDING COMPANY, LLC,
a Delaware limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

CRTS, INC.,
an Oklahoma corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

CORRPRO COMPANIES, INC.,
an Ohio corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

CORRPRO COMPANIES INTERNATIONAL, INC.,
a Nevada corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

OCEAN CITY RESEARCH CORPORATION,
a New Jersey corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

CORRPRO CANADA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

CORRPRO HOLDINGS LLC,
a Delaware limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

INSITUFORM TECHNOLOGIES, LLC,
a Delaware limited liability company

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

UNITED PIPELINE SYSTEMS, INC.,
a Nevada corporation

By:	/s/ David A. Martin
Name:	David A. Martin
Title:	SVP and CFO

ADMINISTRATIVE

AGENT:	BANK OF AMERICA, N.A.,
as Administrative Agent

	By:	/s/ Linda Lov
	Name:	Linda Lov
	Title:	AVP

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender, Swing Line Lender and L/C Issuer

	By:	/s/ Stephen Bode
	Name:	Stephen Bode
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.,
as a Lender and L/C Issuer

By:	/s/ Donna B. Kirtian
Name:	Donna B. Kirtian
Title:	Senior Vice President

FIFTH THIRD BANK,
as a Lender

By:	/s/ Traci L. Dodson
Name:	Traci L. Dodson
Title:	Vice President

REGIONS BANK,
as a Lender

By:	/s/ John A. Holland
Name:	John A. Holland
Title:	Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Derek L. Martin
Name:	Derek L. Martin
Title:	Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ David Bentzinger
Name:	David Bentzinger
Title:	Senior Vice President

COMPASS BANK,
as a Lender

By:	/s/ John R. Bozalis, Jr.
Name:	John R. Bozalis, Jr.
Title:	Senior Vice President

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Suzannah Valdivia
Name:	Suzannah Valdivia
Title:	Vice President

BANK OF THE WEST,
as a Lender

By:	/s/ Roger Lumley
Name:	Roger Lumley
Title:	Senior Vice President

ASSOCIATED BANK, N.A.,
as a Lender

By:
Name:
Title:

HSBC BANK,
as a Lender and L/C Issuer

By:	/s/ Matt McLaurin
Name:	Matt McLaurin
Title:	Vice President

BRANCH BANKING & TRUST COMPANY,
as a Lender

By:	/s/ Eric Searls
Name:	Eric Searls
Title:	Vice President

COMERICA BANK,
as a Lender

By:	/s/ Mark J. Leveille
Name:	Mark J. Leveille
Title:	Vice President

NATIONAL BANK OF KUWAIT,
as a Lender

By:
Name:
Title:

STIFEL BANK & TRUST,
as a Lender

By:	/s/ Matthew L. Diehl
Name:	Matthew L. Diehl
Title:	Senior Vice President